UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2004

TELEWEST GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50886	59-3778247
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Great Portland Street

London W1W 5QA, United Kingdom

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: +44-20-7299-5000

ITEM 8.01.	OTHER EVENTS

1.	Press Release

On November 11, 2004 Telewest Global, Inc. (“Telewest” or the “Reorganized Company”) issued a press release announcing US GAAP results for the three and nine months ended September 30, 2004.

Substantially all of the assets of Telewest Communications plc were transferred to Telewest UK Limited, a wholly owned subsidiary of Telewest on July 14, 2004 in connection with Telewest Communications plc’s financial restructuring. During the six months ended June 30, 2004, Telewest had no significant assets and no significant operations.

Telewest’s quarterly results, including a discussion of how the presentation of the results differs from the presentation of the historical results of Telewest Communications plc and its subsidiaries (the “Predecessor Company”) are included in its quarterly report on Form 10-Q, also filed with the U.S. Securities and Exchange Commission today.

A copy of the press release is attached hereto as Exhibit 99.1.

2.	Reconciliation of Non-GAAP Measures in November 11, 2004 Conference Call

On November 11, 2004, Telewest hosted a conference call to discuss its results for the three and nine months ended September 30, 2004. On the conference call certain non-GAAP financial measures were discussed. Reconciliations of certain of those measures to the nearest comparable GAAP measure and discussions of those measures can be found below.

(a) Reconciliation of Adjusted EBITDA before stock-based compensation expense (SBCE) to Net loss:

	Three months ended
	September 30, 2004 Reorganized Company	June 30, 2004 Predecessor Company
	£m	£m
Adjusted EBITDA before stock-based Compensation expense	125	122
Stock-based compensation expense	(3)	—

Adjusted EBITDA	122	122
Financial restructuring charges	—	(12)
Depreciation	(103)	(90)
Amortization	(9)	—

Operating income	10	20
Interest income	6	8
Interest expense (including amortization of debt discount)	(49)	(121)
Foreign exchange losses, net	—	(37)
Share of net income of affiliates	4	5
Other, net	—	—
Income taxes	—	(1)

Net loss	(29)	(126)

Adjusted EBITDA before Stock-based compensation expense (SBCE):

Telewest’s primary measure of income or loss for each of its segments is Adjusted EBITDA. An explanation and reconciliation of Adjusted EBITDA is provided in Telewest’s press release, included as an exhibit to this Form 8-K. When comparing Telewest’s performance to that of the Predecessor Company, management, including its chief operating decision maker, believe that the use of Adjusted EBITDA before SBCE provides useful supplemental information for management and investors in determining the income generating capacity of the business from its available revenues because the Predecessor Company did not incur SBCE.

Adjusted EBITDA before SBCE is not a financial measure recognized under US GAAP. The measure is calculated as Adjusted EBITDA plus SBCE. Telewest believes Adjusted EBITDA before SBCE is helpful for understanding its performance and assessing its prospects for the future, and that it provides useful supplemental information to investors. In particular, this non-US GAAP financial measure reflects an additional way of viewing aspects of Telewest’s operations that, when viewed with its US GAAP results and the related reconciliations, provide a more complete understanding of factors and trends affecting the business. Because non-US GAAP financial measures are not standardized, it may not be possible to compare Adjusted EBITDA before SBCE with other companies’ non-US GAAP financial measures that have the same or similar names. The presentation of this supplemental information is not meant to be considered in isolation or as a substitute for net cash provided by operating activities, operating income/(loss), net income/(loss), or other measures of financial performance reported in accordance with US GAAP.

(b) Reconciliation of Net debt / Adjusted EBITDA annualized

September 30, 2004
Net debt	1,694
Adjusted EBITDA	122
Adjusted EBITDA annualized	488

Net debt/Adjusted EBITDA annualized	3.5x

Net debt / Adjusted EBITDA annualized:

Net debt / Adjusted EBITDA annualized, is defined as net debt (explanation and reconciliation provided in the press release included as an exhibit to this Form 8-K) divided by Adjusted EBITDA annualized. An explanation and reconciliation of Adjusted EBITDA is provided in the press release included as an exhibit to this Form 8-K. This non-GAAP measure is annualized based on the most recent quarter ended for the purposes of the above calculation. Telewest’s management, including its chief operating decision maker, considers net debt / Adjusted EBITDA annualized, an important indicator of Telewest’s ability to generate income from operating activities as a potential source of repayment of debt obligations.

Net debt / Adjusted EBITDA annualized is not a financial measure recognized under US GAAP. Telewest believes net debt / Adjusted EBITDA annualized is helpful for understanding its performance and it provides useful supplemental information to investors. Because non-US GAAP financial measures are not standardized, it may not be possible to compare net debt / Adjusted EBITDA annualized with other companies’ non-US GAAP financial measures that have the same or similar names. The presentation of this supplemental information is not meant to be considered in isolation or as a substitute for net cash provided by/(used in) operating activities, operating income/(loss), net income/(loss) or other measures of financial performance reported in accordance with US GAAP.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press release of Telewest Global, Inc. announcing the US GAAP results for the three and nine months ended September 30, 2004, dated November 11, 2004.

99.2	Slides presented during web conference and conference call of Telewest Global, Inc., to discuss its results for the three and nine months ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELEWEST GLOBAL, INC.

Dated: November 12, 2004	By:	/s/ NEIL SMITH
	Name:	Neil Smith
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit

99.1	Press release of Telewest Global, Inc. announcing the US GAAP results for the three and nine months ended September 30, 2004, dated November 11, 2004.

99.2	Slides presented during web conference and conference call of Telewest Global, Inc., to discuss its results for the three and nine months ended September 30, 2004.